EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tammi Shnider, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Gift Card Digest Corp. on Form 10-Q for the period ended March 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Gift Card Digest Corp.

Dated: April 26, 2010
/s/ Tammi Shnider
Tammi Snider,
President, Chief Financial Officer, principal executive officer, principal accounting and financial officer

A signed original of this written statement required by Section 906 has been provided to Gift Card Digest Corp. and will be retained by Gift Card Digest Corp. and furnished to the United States Securities and Exchange Commission or its staff upon request.